                                  EXHIBIT "A"

                                                                   EXHIBIT 10.16

                                  [AETNA LOGO]



                   OFFICE/SHOWROOM/WAREHOUSE LEASE AGREEMENT





                         7606 Pebble Drive, Building 28
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                                                      OFFICE/SHOWROOM/WAREHOUSE

                          AEtna Life Insurance Company
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                                                                       Landlord


                                      AND



          Harris Methodist Fort Worth, a Texas Non-Profit Corporation
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                                                                         Tenant


                                                         DATE: October 24, 1991
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
                           OFFICE/SHOWROOM/WAREHOUSE
                                LEASE AGREEMENT

THE STATE OF TEXAS

COUNTY OF TARRANT

        THIS LEASE AGREEMENT, made and entered into as of the ____ day of October, 1991, by and between the Landlord and Tenant hereinafter named.

                                  WITNESSETH:

        1. Definitions and Basic Provisions: The following definitions and basic provisions shall be used in conjunction with and limited by the reference thereto in the provisions of this lease:

        (a)      "Landlord": AEtna Life Insurance Company

        (b)      "Tenant": Harris Methodist Fort Worth, a Texas Non-Profit
Corporation

        (b-1)    "HMHS" Harris Methodist Health System, a Texas Non-Profit
Organization

        (c) "Premises" shall mean the space outlined in red on the plan attached hereto as Exhibit "A", said premises consisting of 9,000 square feet of net rentable area, (in determining net rentable area, all measurements are from the outer surfaces of walls, whether exterior walls and/or hallway walls, except party walls where measurements are from centerline.) The Premises are located within the Riverbend Buildings 21-31 & 38 Office/Showroom/Warehouse project (the "Project"). The net rentable area of the project is 602,400 square feet.

        (d) "Lease Term": A period of Sixty (60) months, commencing on the earlier of the date the Tenant opens for business or 60 days from the date Landlord tenders space to Tenant for construction of their leasehold improvement (the "commencement date") and ending on Sixty (60) months thereafter, 1996.

        (e)      "Basic Rental": $2,625.00 per month.

        (f)      "Security Deposit": $  Waived.

        (g) "Permitted Use": Forensic medical facility, including all activity related to administration, marketing and operation of a forensic toxicology testing service.

        2. Lease Grant. Landlord, in consideration of the rent to be paid and the other covenants and agreements to be performed by Tenant and upon the terms and conditions hereinafter stated, does hereby lease, demise and let unto Tenant the premises (as defined in paragraph 1(c) hereof) commencing on the commencement data (as defined in paragraph 1(d) hereof, or as adjusted as hereinafter provided) and ending on the last day of the lease term, unless sooner terminated as herein provided. If this lease is executed before the premises become vacant, or otherwise available and ready for occupancy, or if any present tenant or occupant of the premises holds over, and Landlord cannot acquire possession of the premises prior to the commencement date of this lease, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession at such time as Landlord is able to tender the same and such date shall be deemed to be the commencement date and this lease shall continue for the lease term described in paragraph 1(d) hereof, Landlord hereby waives payment of rent covering any period prior to the tendering of possession of the premises to Tenant hereunder. Likewise, should Tenant occupy the premises prior to the commencement date specified in paragraph 1(d), the commencement date shall be altered to coincide with said occupancy with the ending date of the lease remaining unchanged. By occupying the premises, Tenant shall be deemed to have accepted the same as suitable for the purpose herein intended and to have acknowledged that the same comply fully with Landlord's covenants and obligations.

        3. Rent: In consideration of this lease, Tenant promises and agrees to pay Landlord the basic rental (as defined in paragraph 1(c) hereof) without deduction or set off, for each month of the entire lease term. One such monthly installment (to be applied to the first full month after the commencement date) shall be payable by Tenant to Landlord contemporaneously with the execution hereof, and a like monthly installment shall be due and payable without demand on or before the first day of each succeeding calendar month during the term hereof. Rent for any fractional month at the beginning or end of the lease shall be prorated.

        4. Rental Escalations: The basic rental payable under paragraph 1(c) hereof is based on factors existing during the calendar year in which the lease commences ("base year"), said factors including operating expenses which include landscape, general maintenance, repairs, real property taxes, fire, casualty and liability insurance, and management for the project. In the event that during the lease term said operating expenses for 1991 or any succeeding calendar year exceed $1.00 per square foot per year ("base expense rate") for the net rentable area of the project (as defined in paragraph 1(c) hereof), Tenant within thirty (30) days after written notification of the foregoing by Landlord, shall:

        (a) Pay to Landlord as additional rental Tenant's proportionate share (1,494%), of such excess (the "Excess") over the base expense rate for the year in question, said proportionate share being defined to mean a fraction, the numerator of which is the square footage of the Premises set out in paragraph 1(c), and the denominator of which is the total net rentable area of the Project also set out in paragraph 1(c). The product resulting from the application of such fraction to the Excess shall constitute the amount of additional rent Tenant shall pay. Tenant shall, on demand, pay to Landlord such amount.

        (b) Additionally, beginning January 1 of any calendar year following a year in which there is an Excess, the basic rental per month set out in paragraph 1(c) shall be increased by an amount equal to the additional rent payable during the immediately preceding year, (determined in accordance with subparagraph 4(a) above) divided by twelve. Any such additional rent collected, pursuant to this paragraph 4(b), shall be a credit against the amount of additional rental, if any, due from Tenant pursuant to paragraph 4(a) for such calendar year. After the end of every calendar year Landlord will deliver to Tenant a statement including (i) the previous calendar years operating expenses (as defined in paragraph 4), (ii) Tenant's proportionate share of any increases,
        (iii) the net additional rent due pursuant to paragraph 4(a), if any, after crediting to Tenant amounts paid as additional rent under 4(b) or the amount due to be reimbursed to Tenant; provided, however, in no event shall the monthly rental ever be less than the basic rental specified in paragraph 1(c).

          Notwithstanding any expiration or termination of this lease prior to the lease expiration date (except in the case of a cancellation by mutual agreement) Tenant's obligation to pay any and all additional rent under
      this lease shall cover all periods up to the date      lease is
      terminated, other than as      or      by Tenant. Landlord shall be
      entitled to estimate the amount of additional rent which shall be due from Tenant during the last year or portion of a year of the lease term at any time within thirty (30) prior to the expiration of the lease term, and Tenant shall pay such amount to Landlord upon demand, (subject to adjustments when actual expenses are known). Tenant's obligation to pay any and all additional rent under this lease and Landlord's and Tenant's obligation to make the adjustments referred to in this paragraph 4 shall survive any expiration or termination of this lease Landlord shall be entitled to make.

  5.  Services:

      (a) Landlord agrees to make available to the premises at Landlord's sole cost and expense 24 hours each day, seven days a week, (i) water at those points as shown on Exhibit "B"; (ii) air conditioning and heating units at such locations and in such amounts as shown in Exhibit "B"; (iii) electric service and outlets as shown on Exhibit "B"; and (iv) electrical lighting service for all common areas in the manner and to the extent deemed by Landlord to be standard.

      (b) Tenant shall pay for the electricity (including air conditioning and heating cost) and gas utilized in operating any and all facilities serving the leased premises.

      (c) Failure to any extent to furnish or any stoppage or interruption of these defined services resulting from any cause shall not render Landlord liable in any respect for damages to either person, property or business, nor be construed as an eviction of Tenant or work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof except as provided below. Tenant shall have no claim for abatement of rent or damages on account of any Interruptions in service occasioned thereby or resulting therefrom. Unless such interruption of service is caused by Landlord's gross negligence.

  6. Leasehold Improvements: Tenant agrees to install at Tenant's cost and expense the improvements described in Exhibit "B" attached hereto. Landlord has made no representations as to the conditions of the premises or the Building or to remodel, repair or decorate, except as expressly set forth herein and in any exhibits attached hereto, including Exhibit "A".

  7. Signs: Tenant shall have the right to install signs upon the exterior of said building only when first approved in writing by landlord in Landlord's sole discretion and subject also to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs on the expiration of this Lease. In the event Tenant fails to remove all such signs within the above time period, Landlord shall be authorized to remove such signs on Tenant's behalf and at Tenant's sole expense, and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all costs, expenses, claims and other liabilities of any type arising out of such sign removal. All sign installations and removals by Tenant shall be made in such a manner as to avoid injury to or defacement of the Building and other improvements.

  8. Use: Tenant shall use the premises only for the permitted use (as defined in paragraph 1(g) hereof). Tenant will not occupy or use the premises, or permit any portion of the premises to be occupied or used, for any business or purpose other than the permitted use or for any use or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner or extrahazardous on account of fire, nor permit anything to be done which will in any way increase the rate of fire insurance on the Building or contents; and in event that, by reason of acts of Tenant, there shall by any increase in rate of insurance on the Building or contents created by Tenant's acts or conduct of business then such acts of Tenant shall be deemed to be an event of default hereunder and Tenant hereby agrees to pay to Landlord the amount of such increase on demand and acceptance of such payment shall not constitute a waiver of any of Landlord's other rights provided herein. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with, annoy or disturb other tenants or Landlord in management of the Building. Tenant will maintain the premises in a clean, healthful and safe condition and will comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) with reference to use, condition or occupancy of premises. Tenant will not, without the prior written consent of Landlord, paint, install lighting or decoration, or install any signs, window or door lettering or advertising media of any type on or about the premises or any part thereof. Should Landlord agree in writing to any of the foregoing items in the preceding sentence, Tenant will maintain such permitted item in good condition and repair at all times.

  9.  Repairs and Maintenance:

      (a) By Landlord: Landlord shall at its expense maintain only the roof, foundation, underground or otherwise concealed plumbing, and the structural soundness of the exterior walls (excluding all windows, window glass, plate glass, and all doors) of the Building in good repair and condition, except for reasonable wear and tear. Landlord shall not be responsible for termite eradication. Tenant shall give immediate written notice to Landlord of the need for repairs or corrections and Landlord shall proceed promptly to make such repairs or corrections. Landlord's liability hereunder shall be limited to the cost of such repairs or corrections.
                                                            See Page 2A, Part 1.
          Landlord represents that at the beginning date of this Lease the plumbing, and any fire protection sprinkler system, heating system, air-conditioning equipment, are in good operating condition. In addition, Landlord shall maintain the paving outside the Building, the landscaping and regular mowing of grass and any railroad siding.

      (b) By Tenant: Tenant shall at its expense and risk maintain all other parts of the Building and other improvements on the demised premises in good repair and condition, including but not limited to repairs (including all necessary replacements) to the interior plumbing, windows, window glass, plate glass, doors, heating system, air-conditioning equipment, fire protection sprinkler system, elevators, and the interior of the Building in general. All warranties and guarantees in effect on any of the items mentioned above will be for Tenant's or Landlord's use as applicable.

          In event Tenant should neglect reasonably to maintain the demised premises, Landlord shall have the right (but not the obligation) to cause repairs or corrections to be made and any reasonable costs therefor shall be payable by Tenant to Landlord as additional rental on the next rental installment date.

  10. Alterations and Improvements: At the end or other termination of this lease, Tenant shall deliver up the premises with all improvements located thereon (except as described on Exhibit "H", attached hereto and made a part hereof, and as otherwise herein provided) in good repair and condition, reasonable wear and tear and casualty damages excepted, and shall deliver to Landlord all keys to the premises. The cost and expense of any repairs necessary to restore the condition of the leased premises to said condition in which they are to be delivered to Landlord shall be borne by Tenant. Tenant will not make or allow to be made any alterations or physical additions in or to the premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld provided, however, Tenant may make minor non structural, non-building system repairs at any time without the consent of Landlord (but with notice to Landlord and copy of plans or description of changes), as to non-structural alterations. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the premises, either by landlord or Tenant, shall be Landlord's property on termination of this lease and shall remain on the premises without compensation to Tenant. All furniture, movable trade fixtures and equipment installed by Tenant may be removed by Tenant at the termination of this lease if Tenant so elects, and shall be so removed if required by Landlord, or if not so removed shall, at the option of Landlord, become the property of Landlord. All such installations, removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the premises or the primary structure or structural qualities of the Building or the plumbing, electrical lines or other utilities.

HARRIS METHODIST FORT WORTH, A TEXAS NON-PROFIT CORPORATION

1. Repairs and Maintenance: If Tenant gives written notice to repair and Landlord does not commence remedial procedures within five (5) business days after receipt of such notice or complete such repairs with due diligence, then Tenant shall have the right to make the reasonable repairs and invoice the Landlord for the amount of reasonable charges. Landlord shall pay the reasonable charges within thirty (30) days of receipt of paid invoices and upon failure of Landlord to pay the reasonable charges, Tenant may offset the amount of reasonable charges against rent due Landlord under this Lease.


                                     2 (A)

     11. Common Areas: The use and occupation by lessee of the leased premises shall include the use in common with others thereto of the common areas, parking areas, service roads, loading facilities, sidewalks, and other facilities as may be designated from time to time by Landlord, subject, however, to the terms and conditions of this agreement and to reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord.

     All common areas described above shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this Article, so long as they are enforced consistently as to all Tenants in the project. Landlord shall have the right to construct, maintain, and operate lighting facilities on all said areas and improvements; to police same; from time to time to change the area, level, location and arrangement of parking areas and other facilities hereinabove referred to; and to restrict parking by tenants, their officers, agents and employees to employee parking areas. See Page 3A Part 1.

     All common areas and facilities not within the leased premises, which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if the amount of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such diminution of such areas be deemed constructive or actual eviction.

     12. Assignment and Subletting:

         (a) Tenant shall not, without Landlord's prior written consent which consent shall not be unreasonably withheld, assign, sublease, transfer, encumber this lease or any interest therein. Any attempted assignment or sublease by Tenant in violation of the terms and covenants of this paragraph shall be void. See Page 3A, Part 2.

         (b) If Tenant requests Landlord's consent to an assignment of the Lease or subletting of all or a part of the Premises, Landlord shall have the option (without limiting Landlord's other rights hereunder) of terminating this Lease upon thirty (30) days notice and of dealing directly with the proposed assignee. If Landlord should fail to notify Tenant in writing of its decision within a thirty (30) day period after Landlord shall be deemed to have refused to consent to any assignment or subleasing, and to have elected to keep this Lease in full force and effect.

         (c) All cash or other proceeds of any assignment, sale or sublease of Tenant's Interest in this Lease, whether consented to by Landlord or not, shall be paid to Landlord notwithstanding the fact that such proceeds exceed the rentals called for hereunder, unless Landlord agrees to the contrary in writing, and Tenant hereby assigns all rights it might have or ever acquire in any such proceeds to Landlord. This covenant and assignment shall run with the land and shall bind Tenant and Tenant's heirs, executors, administrators, personal representatives, successors and assigns. Any assignee, sublessee or purchaser of Tenant's Interest in this Lease (all such assignees, sublessees and purchasers being hereinafter referred to as "Successors"), by assuming Tenant's obligations hereunder shall assume liability to Landlord for all amounts paid to persons other than Landlord by such Successor in consideration of any such sale, assignment or subletting, in violation of the provisions hereof.

     13. Indemnity: Landlord shall not be liable for and Tenant will indemnify and save harmless Landlord of and from all fines, suits, claims, demands, losses and actions (including attorneys' fees) for any injury to person or damage to or loss of property on or about the premises caused by the negligence or misconduct or breach of this Lease by Tenant, Its employees, subtenants, invitees or by any other person entering the premises or the Building under express or implied invitation of tenant or arising out of Tenant's use of the premises. Landlord shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, Act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or other governmental body or authority, by other tenants of the Building or any other matter beyond control of Landlord, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any cause whatever except Landlord's gross negligence. See Page 3A, Part 3.

     14. Liability Insurance: Tenant shall procure and maintain through the Lease Term a policy or policies of public liability insurance, at its sole cost and expense, relating to its respective use and/or occupancy of the Premises, with limits of not less than $1,000,000.00 with respect to injuries to or death of any one person, and in an amount not less than $1,000,000.00 with respect to any one accident or disaster, and of not less than $1,000,000.00 with respect to property damaged or destroyed. Tenant shall obtain a written obligation from each insurance company issuing the insurance required to be maintained by Tenant pursuant to this paragraph to notify Landlord at least ten (10) days prior to the expiration or cancellation of such insurance. Such policies or duly executed certificates of insurance shall be promptly delivered to Landlord and renewals thereof, as required, shall be delivered to Landlord at least thirty (30) days prior to the expiration of the respective policies.

     15. Subordination: Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter arising upon the Premises, or upon the Project and to any renewals, refinancing and extensions thereof, provided that any such mortgagee or lienholder agree to recognize and not disturb this Lease so long as Tenant is not in default hereunder, but Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien of this Lease on such term and subject to such conditions as such mortgages may deem appropriate in its discretion. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any first lien mortgage, deed of trust or other first lien now existing or hereafter placed upon the Premises, or the Project as a whole, and Tenant agrees upon demand to execute such further instruments subordinating this Lease or attorning to the holder of any such liens as Landlord may request provided that any such mortgagee or lienholder agrees to recognize and not disturb this Lease so long as Tenant is not in default hereunder. The terms of this Lease are subject to approval by the Landlord's lender(s), and such approval is a condition precedent to Landlord's obligations hereunder. In the event that Tenant should fail to execute any subordination or other agreement required by this paragraph, promptly as requested. Tenant hereby irrevocably constitutes Landlord as its attorney in fact to execute such instrument in Tenant's name, place and stead, is being agreed that such power is one coupled with an interest. Tenant agrees that it will from time to time upon request by Landlord execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

     16. Casualty Insurance: Landlord shall, at all times during the term of this lease maintain a policy or policies of insurance with the premiums thereon fully paid in advance in amounts equal to the full replacement value of the building, issued by and binding upon some solvent insurance company, insuring the Building against loss or damage by fire, explosion, or other hazards and contingencies Landlord's mortgagees may require; provided that Landlord shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by this lease which Tenant may bring or obtain upon the leased premises, or any additional improvements which Tenant may construct thereon.

     17. Inspection: Landlord or representatives shall have the right to enter into and upon any and all parts of premises to (i) inspect same or clean or make repairs or alterations or additions as Landlord may deem necessary upon 36 hours prior notice and if accompanied by a representative of Tenant but without any obligation to do so, except as expressly provided for herein), or (ii) if Tenant elects to vacate the Premises, then during the 90 day period to the expiration of the Lease, Landlord may show the premises to prospective tenants, purchasers or lenders upon 36 hour notice and in company of Tenant, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction. See Page 3A, Part

                                                         ----------------------
                                                               INITIAL
                                                         ----------------------
                                                         LANDLORD        TENANT
                                                         ----------------------

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                                       3

HARRIS METHODIST FORT WORTH, A TEXAS NON-PROFIT CORPORATION

1.      Common Areas: Tenant shall be guaranteed the use of thirty seven
        (37) parking spaces during the term of the lease, four (4) of which shall be marked as "Loading zone" space, at the side and rear entrances, in locations satisfactory to Landlord and Tenant. The four (4) spaces are marked "Loading zone" on Exhibit "A" attached hereto and made a pert hereof.

2. Assignment and Subletting: So long as Tenant is not in default under this lease, Tenant may assign this Lease to any subsidiary or parent corporation or other affiliate or Tenant, including, but not limited to, Harris Methodist Hospital Health Systems as well as any corporation or entity owned, controlled or related with Harris Methodist Hospital Health System; provided that, as a precondition to such assignment of the Lease, Tenant submits to Landlord written proof that, in Landlord's sole discretion, satisfactorily establishes that (i) the prospective assignee is financially and otherwise able to perform the Lease obligations and (ii) the prospective assignees intended use of the Premises will not conflict with the other Tenant's exclusive use of their Premises. Notwithstanding anything to the contrary, this Lease can be assigned to Harris Methodist Forensic Toxicology, Inc. Upon any assignment, Harris Methodist Fort Worth, a Texas non-profit Corporation shall not be released from its liabilities and obligations regarding this Lease.

3. Indemnity: Tenant shall not be liable, and Landlord will indemnify and save harmless Tenant of and from all suits, fines, claims, demands, losses and actions (including attorney's fee's) for any injury to person or damage to or loss of property on or about the Project, excluding the Premises, caused by the negligence or misconduct or breach of the Lease by the Landlord and its employees or agents.

4. Inspection: In the event of an emergency on the Premises, Landlord or a representative shall have the right to immediately enter the Premises in the company of Tenant's employees, who can be reached at a designated emergency number twenty four (24) hours a day, seven (7) days a week. Landlord agrees that the unique nature of Tenant's business and federal licensing standards require strict security measures.

                                      3(A)

        18. Condemnations if, during the term of this lease, or any extension or renewal thereof, all of the Project should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective on the date physical possession is taken by the condemning authority, and Tenant shall have no claim against Landlord for the value of any unexpired term of this lease.

        In the event a portion but not all of the Project shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, by private sale in lieu thereof and the partial taking or condemnation shall render the Project unsuitable for continued operation, then Landlord shall have the option, in its sole discretion, of terminating this lease or, at Landlord's sole risk and expense, restoring and reconstructing the Project to the extent necessary to make same reasonably tenantable. Should Landlord elect to restore, the lease shall continue in full force and effect with the rent payable during the unexpired portion of this lease being adjusted to such an extent as may be fair and reasonable under the circumstances, and Tenant shall have no claim against Landlord for the value of any interrupted portion of this lease. See Page 4A,
Part 1.

        In the event any condemnation or taking, total or partial, Tenant shall be entitled to part of the award up to the unamortized cost of Tenant's leasehold improvements which Tenant paid for. Tenant waives any claim for the value of the leasehold estate itself.

        19. Fire and Other Casualty: In the event that (i) the premises should be totally destroyed by fire, tornado or other casualty or (ii) in the event the premises or the Building should be so damaged that rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, or (iii) in the event of a material uninsured loss to the premises or Project, Landlord may at its option terminate this lease, in which event the rent shall be abated during the unexpired portions of this lease effective with the date of such damage. In the event (See Page 4A, Part 2) Landlord shall within thirty (30) days after the date of such damage commence to rebuild or repair the premises and shall proceed with reasonable diligence to restore the premises to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant or other tenants within the project or the premises. See Page 4A, Part 3. Unless the casualty was a result of Tenant's fault or neglect, Landlord shall allow Tenant a fair diminution of rent during the time the premises are unfit for occupancy. In the event any mortgagee under a deed of trust, security agreement or mortgage on the premises should require that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this lease shall terminate upon notice to Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the project or to the premises shall be for the sole benefit of the party carrying such insurance and under its sole control. If Landlord elects not to rebuild or does not rebuild within 180 days (subject to extension for force majeure including adverse weather), Tenant may terminate this Lease.

        20. Holding Over Should Tenant, or any of its successors in interest, hold over the premises, or any part thereof, after the expiration of the term of this lease, unless otherwise agreed in writing, such hold over shall constitute and be construed as tenancy for month to month only, at a rental equal to the rent payable for the last month of the term of this lease plus fifty percent (50%) of such amount. The inclusion of the preceding sentence shall not be construed as Landlord's consent for the Tenant to hold over.

        21. Taxes on Tenant's Property: Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

        22. Events Of Default: The following events shall be deemed to be defaults by Tenant under this lease:

             (a) Tenant shall fail to pay any installment of the rent hereby reserved and such failure shall continue for a period of ten (10) days after receipt of written notice, provided Landlord shall only be required to deliver one such written notice the first time in any calendar year, and after that, if Tenant again fails to pay within ten (10) days of being due, it shall constitute a default without notice being required of Landlord.

             (b) Tenant shall fail to comply with any term, provision or covenant of this lease, other than the payment of rent, and shall not cure such failure within thirty (30) days after written notice thereof to Tenant.

             (c) Tenant shall make an assignment for the benefit of creditors.

             (d) Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceeding filed against Tenant thereunder and such adjudication shall not be vacated or set aside within thirty (30) days.

             (e) A receiver or Trustee shall be appointed for all or substantially all of the assets of Tenant and such receivership shall not be terminated or stayed within thirty (30) days.

             (f) Tenant shall desert or vacate any substantial portion of the premises for a period of thirty (30) or more days.

        23. Remedies: Upon the occurrence of any event of default specified in paragraph 22 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

             (a) Terminate this lease in which event Tenant shall immediately surrender the premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession and expel or remove Tenant and any other person who may be occupying said premises or any part hereof, by force if necessary, without being liable for prosecution or any claim of damages thereof; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the premises on satisfactory terms or otherwise, including the loss of rental for the remainder of the lease term.

             (b) Enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying the premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and if Landlord so elects, relet the premises on such terms as Landlord shall deem advisable and receive the rent thereof; and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting for the remainder of the lease term.

             (c) Enter upon the premises by force if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant for such action.

        No re-entry or taking possession of the premises by Landlord shall be construed as an election on its part to terminate this lease, unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter elect to terminate this lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of rent following an event of default hereunder shall not be

          HARRIS METHODIST FORT WORTH, A TEXAS NON-PROFIT CORPORATION


1. Condemnation: If twenty percent (20%) or more of the Premises is taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and such taking materially interferes with Tenant's use of the remainder of the Premises for which they were leased and renders the remainder of the Premises unsuitable for continued operation of Tenant's business, then Tenant may terminate the Lease.

2. Fire and other Casualty: . . . (event) Landlord intends to rebuild the building, Landlord will notify Tenant within thirty (30) days of such casualty damage of its intent to rebuild and (Landlord). . . . .

3. Fire and Other Casualty: . . . (premises). In the event of minor damage, Landlord shall immediately commence to repair such damage and rent shall be equitably abated, (unless). . . .




                                      4(A)
construed as Landlord's waiver of such event of default.         by Landlord of
any violation or breach of any of the terms, conditions, and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions, and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation of default. The loss or damage that Landlord may suffer by reason of termination of this lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs. Should Landlord at any time terminate this lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the premises and the loss of rental for the remainder of the lease term.

        Landlord shall be in default hereunder in the event Landlord has not begun and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations hereunder within thirty (30) days of the receipt by Landlord of written notice from Tenant of the alleged failure to perform except as otherwise provided in this Lease. In no event shall Tenant have the right to terminate or rescind this Lease as a result of Landlord's default as to any covenant or agreement contained in this Lease or as a result of the breach of any promise or inducement hereof, whether in this Lease or elsewhere except as otherwise provided in this Lease. Tenant hereby waives such remedies of termination and rescission and hereby agrees that Tenant's remedies for default hereunder and for breach of any promise or Inducement shall be limited to a suit for damages and/or injunction. In addition, Tenant hereby covenants that, prior to the exercise of any such remedies, it will give the mortgagees holding mortgages on the Project notice and a reasonable time to cure any default by landlord.

        24. LATE CHARGES: Tenant hereby acknowledges that late payment to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. If any rent or other sum due from Tenant is not received by Landlord or Landlord's designated agent within ten (10) days after its due date, then Tenant shall pay to Landlord a late charge to the maximum amount permitted by law (and in the absence of any governing law, ten percent (10%) of such overdue amount), plus any reasonable attorney's fees incurred by Landlord by reason of Tenant's failure to pay rent and/or other charges when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of Tenant's late payment. Landlord's acceptance of such late charges shall not constitute a waiver of Tenant's default with respect to such overdue amount or estop Landlord from exercising any of the other rights and remedies granted hereunder.

        25. SURRENDER OF PREMISES: No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the premises unless Landlord expressly so indicates.

        26. ATTORNEYS' FEES: In case of default if it should be necessary or proper for non-defaulting party to bring any action under this lease or to consult or place said lease, or any amount payable by defaulting party thereunder, with an attorney concerning or for the enforcement of any of non-defaulting party's rights hereunder, then defaulting party agrees in each and any such case to pay to non-defaulting party a reasonable attorneys' fee.

        27. LANDLORD'S LIEN: In addition to the statutory landlord's lien, Landlord shall have, at all times, a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereafter be situated on the premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the premises, without liability for trespass or conversion and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in paragraph 29 of this lease at least fifteen
(15) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this paragraph 26. Any surplus shall be paid to Tenant or as otherwise required by law; and the Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

        28. MECHANIC'S LIENS: Tenant will not permit any mechanic's lien or liens to be placed upon the premises of the Building or improvements thereon during the term hereof caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien Tenant will either promptly pay same or post a sufficient bond and contest such lien. If default in payment thereof shall continue for twenty (20) days after written notice thereof from Landlord to the Tenant and if Tenant has not posted a sufficient bond and contested such lien, the Landlord shall have the right and privilege at Landlord's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on rendition of bill therefor, together with interest at ten percent (10%) per annum until repaid.

        29. WAIVER OF SUBROGATION: Anything in this lease to the contrary notwithstanding, the parties hereto hereby waive to the extent permitted by their respective insurance carriers any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers, and employees, for any loss or damage that may occur to the premises hereby demised, or any improvements thereto, or said Building of which the premises are a part, or any improvements thereto, by reason of fire, the elements or origin, including negligence of the parties hereto, their agents, officers, and employees.

        30. NOTICES: Each provision of this Agreement, or of any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

        (a) All rent and other payment required to be made by Tenant to Landlord hereunder shall be payable to Landlord in Dallas County, Texas, at the address hereinbelow set forth, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith;

        (b) Any notice or document required to be delivered hereunder shall be deemed to be delivered if actually received and whether or not received then on the third day after deposited in the United States mail, postage prepaid, certified or registered mail (with or without return receipt requested) addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

        LANDLORD:       AEtna Life Insurance Company
                        14785 Preston Road, Suite 275
                        Dallas, Texas 75240

        TENANT:         Harris Methodist Fort Worth, a Texas Non-Profit
                        Corporation
                        7606 Pebble Drive
                        Fort Worth, Texas 76118
                        ATTN: Mr. Bruce Benard

        31. Force Majeure: Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, the Landlord or Tenant shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, Acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord or Tenant.

        32. Separability: If any clause or provision of this lease is illegal, invalid or unenforceable under the present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid, or unenforceable, there be added as a part of this lease a clause or provision as may be possible and be legal, valid and enforceable.

        33. Entire Agreements; Amendments; Blinding Effect: This lease contains the entire agreement between the parties and may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms, provisions, covenants and conditions contained in this lease shall apply to, inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

        34. Quiet Enjoyment: Provided Tenant has performed all of the terms, covenants, agreements and conditions of this lease, including the payment of rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the premises for the term hereof, without hindrance from Landlord, subject to the terms and conditions of this lease.

        35. Rules and Regulations: Tenant and Tenant's agents, employees, and invitees will comply fully and all requirements of the rules and regulations of the Building and related facilities which are attached hereto as Exhibit "C", and made a part hereof as though fully set out herein. Landlord shall at all times have the right to change such rules and regulations or to promulgate other rules and regulations in such reasonable manner as may be deemed advisable for safety, care, or cleanliness of the Building and related facilities or premises, and for preservation of good order therein, all of which rules and regulations, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant. Tenant shall further be responsible for the compliance with such rules and regulations by the employees, servants, agents, visitors and invitees of Tenant.

        36. Broker's or Agent's Commission: Both Landlord and Tenant represent and warrant that there are no claims for brokerage commissions or finder's fees in connection with the execution of this lease, except as listed below and Both Landlord and Tenant agrees to indemnify and hold each other harmless against all liabilities and costs arising from such claims without limitation attorneys' fees in connection therewith.

        37. Gender: Words of an gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

        38. Joint and Several Liability: If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there be a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor and Landlord need not first proceed against the Tenant hereunder before proceeding against such guarantor, nor shall any such guarantor be released from its guaranty for any reason whatsoever, including without limitation, in case of any amendments hereto, waivers hereof of failure to give such guarantor any notices hereunder.

        39. Captions: The captions contained in this lease are for convenience of reference only, and in no way limit or enlarge the terms and conditions of this lease.

        40. Except as otherwise herein expressly provided, time is of the essence of this Agreement.

        41. The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment or rent due under this Lease shall be deemed to be other than on account of the earliest rent due hereunder, no shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

        42. Special Provisions: See Page 6A, Attached hereto and made a part hereof.

EXECUTED as of the date first above written

Brokers and fees to be paid by Landlord:
Brants Realtors, Inc. - Clay Brants--4.5%
Huff, Brous, McDowell & Montesi, Inc.--2.0%

                                        LANDLORD: AEtna Life Insurance Company

                                        By: /s/ Jan Elwell
                                            ----------------------------------
                                            Jan Elwell, Director


ATTEST:                                 TENANT: Harris Methodist Fort Worth,
                                                a Texas Non-Profit Corporation

                                        By: /s/ R. William Whitman
-----------------------------------         ----------------------------------
                            (Title)         R. William Whitman, President
                                                                       (Title)

          HARRIS METHODIST FORT WORTH, A TEXAS NON-PROFIT CORPORATION

The following exhibits are attached hereto and incorporated herein:

     1.  Exhibit A, Page 1
     2.  Exhibit A, Page 2, Existing Improvements
     3.  Exhibit A, Page 3, Field Report
     4.  Exhibit A-1, Site Plan
     5.  Exhibit A-2, Legal Description
     6.  Exhibit B, Leasehold Improvements
     7.  Exhibit C, Rules and Regulations
     8.  Exhibit D, Sign Specifications
     9.  Exhibit G, Lease Provision
     10. Exhibit H
     11. Addendum to Lease Agreement -- Option to Renew


                                      (6A)

                          ADDENDUM TO LEASE AGREEMENT



OPTION TO RENEW.

42. This Lease shall automatically be extended for two (2) additional terms of five (5) years each upon all the same terms and conditions as herein contained, except rent and this option to renew, unless Landlord receives ninety (90) days written notice from Tenant prior to the expiration of the initial term, or any renewal term, that Tenant has elected to vacate the premises. In the event Tenant does not deliver such notice, this Lease shall automatically be extended without the necessity of execution of any further instrument or document. However, if at either the date of expiration of the original or any renewal term of this Lease, Tenant is in default, beyond any grace period herein provided in the performance of any of the terms or provisions of this Lease, the extension of the term shall be and become null and void.

Except as otherwise provided in the immediately preceding paragraph, the monthly rental for the two five (5) year renewal terms will be increased by the percentage by which the Consumer Price Index for the last month of the preceding term exceeds the Consumer Price Index for the month in which the preceding term began. The increase in the monthly rental payment will be determined as soon as the indices are available and will be applied retroactively to the beginning of the applicable month. Any increase will be paid within ten (10) days of the determination. For purposes of this paragraph, the term "Consumer Price Index" means the Consumer Price Index - Dallas/Fort Worth Average for All Urban Consumers - of the Untied States Bureau of Labor Statistics. If the manner in which the Consumer Price Index is determined by the Bureau of Labor Statistics is substantially revised, an adjustment will be made in that revised index which would produce results equivalent, as nearly as possible, to these which would have obtained if the Consumer Price Index had not been so revised. If the 1982 - 84 - 100 average is no longer used as an index of 100, that change will constitute a substantial revision. If the Consumer Price Index becomes unavailable to the public because publication is discontinued, or otherwise, Landlord will substitute a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency, or, if no such index is available, then a comparable index published by a major bank or other financial institution or by a university or a recognized financial publication.

                          [CONCRETE LOADING SCHEMATIC]

                                  EXHIBIT "A"

                               7606 Pueblo Drive,
                                  Building 20
                              Existing Improvement

                                  [FLOOR PLAN]

1. Landlord shall place the existing improvements outlined above in good operating condition prior to the commencement date in accordance with the Carter and Burgess report attached hereto as Exhibit "A", Page 3.

                               EXHIBIT "A" Page 3
                                R & BURGESS, INC
                        EN       - PLANNERS - SURVEYORS
--------------------------------------------------------------------------------
                                  FIELD REPORT
--------------------------------------------------------------------------------
PROJECT NAME:  Harris Hospital Lease in River Bend          PROJECT NO: 9113501F

PRESENT:       McHenry Wallace, Jr., P.E.                         DATE:  9/16/91
--------------------------------------------------------------------------------

     The present lease space appears to have been vacant for some time. It is a single-story office/warehouse building that has been finished out as 100% office space. The ceiling has been insulated by laying bat insulation on the lay in tiles. The only visible damage is to the ceiling tile from roof leaks.

     The HVAC system consists of 8 split system heat pumps with auxiliary electrical heat. There are three 4 ton units, two 7 ton units, and three 3 ton units for a total of 35 tons. Two of the fan coil units are "twined" to form one single unit supplying the space with seven zones of control. The equipment manufacturer is Lennox with the exception of the three ton fan coil units which are by First Company.

     The ductwork is fiber board with flex duct taps out to the diffusers, which is standard construction for this type of speculative building. There were no obvious holes or loose duct taps. It should be brought to the hospitals' attention that this duct system is internally lined and will absorb contaminants which pass through the filtering system.

     The electrical breakers serving the air conditioning system were in the off position. The units are controlled by programmable thermostats with battery back up. When power was restored to the units and the thermostats reset the units would not function due to battery failure. The units appeared to be in good condition with average maintenance. The filters were dirty and there were some build up of dirt on the face of the coils, but nothing severe. The units should be started up, the refigerant charge checked, filters changed, belt drives changed, coils cleaned, and all amp draws checked.

     The water was turned off to the building. The plumbing fixtures were dirty, but in decent condition. One flush valve was hung open which was draining the building water piping. Each rest room block as an electric water heater mounted on a platform above the ceiling. These heaters might be damaged if they were operated dry. The rest room exhaust fans had been left on to ventilate the rest rooms. One of the fans in the women's toilet room sounded like it had developed bearing problems. One of the room exhaust fans had fallen from the ceiling along with a water damaged ceiling tile.


     The lease space is served by three 225 amp 120/240 volt electrical panels. The building ground system is bonded to the leaving side of the water heater. This connection should be moved to the cold water side of the heater. A phone board was in place at the lease. No other obvious defects in the electrical system were noted.

--------------------------------------------------------------------------------
REPORTED BY:  McHenry Wallace
--------------------------------------------------------------------------------

MW/ml

91133501.11

cc: Correspondence


         RECEIVED SEP 19 1991

            1100 MACON ST./FORT WORTH, TX 76142-4570/(417) 335-2611
             MAILING ADDR./P.O. BOX 2932/FORT WORTH, TX 76463-2973
                     FORT WORTH - HOUSTON - DALLAS - TEXAS
                              FORT MYERS, FLORIDA

                                  EXHIBIT A-1


                                  [SITE PLAN]

                               LEGAL DESCRIPTION

Name and Address of Project.

1.      Newell & Newell - Phase 5, Building 21
        2401-2429 E. Loop 820 North
        Fort Worth, Texas

2.      Newell & Newell - Phase 5, Building 22
        7601-7621 Pebble Drive
        Fort Worth, Texas

3.      Newell & Newell - Phase 5, Building 23
        7533-7561 Pebble Drive
        Fort Worth, Texas

4.      Newell & Newell - Phase 5, Building 24-
        7501-7529 Pebble Drive
        Fort Worth, Texas

5.      Newell & Newell - Phase 5, Building 25
        2400-2430 Gravel Drive
        Fort Worth, Texas

6.      Newell & Newell - Phase 6, Building 26
        2301-2337 E. Loop 820 North
        Fort Worth, Texas

7.      Newell & Newell - Phase 6, Building 27
        7607 Flagstone Drive
        7608-7664 Pebble Drive
        Fort Worth, Texas

8.      Newell & Newell - Phase 6, Building 28
        7601-7603 Flagstone Drive
        7606-7632 Pebble Drive
        Fort Worth, Texas

9.      Newell & Newell - Phase 6, Building 29
        7509 Flagstone Drive
        7532-7538 Pebble Drive
        Fort Worth, Texas

10.     Newell & Newell - Phase 6, Building 30
        7501-7505 Flagstone Drive
        7500-7530 Pebble Drive
        Fort Worth, Texas

11.     Newell & Newell - Phase 6, Building 31
        2300-2336 Gravel Drive
        Fort Worth, Texas

12.     Newell & Newell - Phase 7, Building 38
        2217-2249 E. Loop 820 N
        Fort Worth, Texas

                                  EXHIBIT "B"

                             LEASEHOLD IMPROVEMENTS


1.      To be attached at a later date.

2.      A.      The Leasehold Improvements shall be at the Tenant's sole cost and expense and shall be approved by Landlord in writing prior to being constructed, which approval shall not be unreasonably withheld. Tenant shall install, furnish and perform, in compliance with all federal, state and local laws, rules and regulations, the Tenant's Work (herein so called) as specified in Plans and Specifications (herein so called) delivered by Tenant to Landlord. Such Plans and Specifications shall incorporate all of Tenant's finish out requirements. Landlord shall review and make any objections to the Plans and Specifications within five (5) days of receipt. If Landlord does not make any objections, the Plans and Specifications shall be deemed approved. If Landlord timely delivers objections to Tenant, Tenant shall revise the Plans and Specifications within five (5) days of receipt of such objections, and resubmit the Plans and Specifications to Landlord for approval. Landlord shall have five (5) days to approve the revised Plans and Specifications. If Landlord delivers additional objections to Tenant within such five (5) day period, Tenant may elect to either terminate this Lease or cure such objections within five
                (5) days of receipt of such objections. If Landlord does not make any additional objections, the Plans and Specifications shall be deemed to be approved.

        B. Tenant shall make or cause all Tenant's Work to be constructed in a good and workmanlike manner using materials comparable to that of similar leasehold improvements in the project.

        C. Any change orders shall be with the consent of Landlord (not to be unreasonably withheld).

        D. Tenant agrees to require any contractors or subcontractors having employees to carry workmans compensation and commercial General Liability Insurance.

                                  EXHIBIT "C"

                             RULES AND REGULATIONS

        1. Sidewalks, doorways, vestibules, halls, stairways and similar areas shall not be obstructed by tenants or their offices, agents, servants, and employees, or used for any purpose other than ingress and egress to and from the leased premises and for going from one part of the Building to another part of the Building.

        2. Plumbing fixtures and appliances shall be used only for the purposes for which constructed, and no sweepings, rubbish, tags or other unsuitable materials shall be thrown or placed therein. Any stoppage or damage resulting to any such fixtures or appliances from misuse on the part of a tenant or such tenant's officers, agents, servants, and employees shall be paid by such tenant.

        3. No signs, posters, advertisements, or notices shall be painted or affixed on any of the windows or doors, or other part of the Building, except of such color, size and style and in such places, as shall be first approved in writing by the Landlord. No nails, hooks or screws shall be driven in to or inserted in any part of the Building, except by building maintenance personnel or as directed by the Landlord, provided, Tenant may hang pictures on the walls of the premises and otherwise decorate the premises in accordance with normal commercial business offices.

        4. Directories will be placed by the Landlord, at Landlord's own expense, in conspicuous places in the Building. No other directories shall be permitted.

        5. Tenants shall not do anything, or permit anything to be done, in or about the Building, or bring or keep anything therein, that will in any way increase the possibility of fire or other casualty or obstruct or interfere with the rights of, or other wise injure or annoy, other tenants, or do anything in conflict with the valid pertinent laws, rules and regulations of any governmental authority.

        6. Landlord shall have the power to prescribe the weight and position of safes or other heavy equipment, which may overstress any portion of the floor. All damage done to the Building by the improper placing of heavy items which overstress the floor will be repaired at the sole expense of the tenant.

        7. A tenant shall notify the Landlord when safes or other equipment are to be taken into or out of the Building. Moving of such items shall be done under the supervision of the Landlord after receiving written permission from him.

        8. Each tenant shall cooperate with Building employees in keeping premises neat and clean.

        9. No birds, animals or reptiles, or any other creatures, shall be brought into or kept in or about the building.

        10. Should a tenant require telegraphic, telephonic, annunciator or any other communication service, the Landlord will direct the electricians and installers where and how the wires are to be introduced and placed, and none shall be introduced or placed except as the Landlord shall direct.

        11. No Access to Roof. Tenant shall have no right of access on the roof of the Premises of the Building and shall not install, repair, place or replace any aerial, fan, air conditioner or other device on the roof of the Premises or the Building without the prior written consent of Landlord. Any aerial, fan, air conditioner or device installed without such written consent shall be subject to removal, at Tenant's expense, without notice, at any time.

        12. Tenants shall not make or permit any improper noises in the Building, or otherwise interfere in any way with other tenants, or persons having business with them.

        13. No equipment of any kind shall be operated on the leased premises that could in any way annoy any other tenant in the Building without written consent of the Landlord.

        14. Tenants shall not use or keep in the Building any inflammable or explosive fluid or substance, or any illuminating material, unless it is battery powered, UL, approved.

        15. The Landlord has the right to evacuate the Building in event of emergency or catastrophe.

        16. The Landlord reserves the right to rescind any of these Rules and make such other and further Rules and Regulations in the judgment of Landlord shall from time to time be needed for the safety, protection, care and cleanliness of the Building, operations thereof, the preservation of good order therein, and the protection and comfort of its tenants, their agents, employees and invoices, which rules when made and notice thereof given to a tenant shall be binding upon him in like manner as originally herein prescribed. In the event of any conflict, inconsistency, or other differences between the terms and provisions of these Rules and Regulations, as now or hereafter in effect and the terms and provisions of any lease now or hereafter in effect between Landlord and any tenant in the Building. Landlord shall have the right to rely on the term or provision in either such case or such Rules and Regulations which is most restrictive on such tenant and most favorable to Landlord.

        17. Notwithstanding the provisions of this Exhibit "C", Tenant may store and use the materials described on Exhibit "G" on the Premises, as such list is amended from time to time by written agreement of Landlord and Tenant.

                                  EXHIBIT "D"

                              SIGN SPECIFICATIONS

A.      Type of Sign

        Individual letters, each letter to be mounted directly onto the wall.

B.      Size of Sign

        Maximum letter size is 24", minimum letter size is 12", Multiple rows are not to exceed 28" total height including space.

        Overall length cannot exceed 75% of frontage measurement.
        Example: 40 ft. frontage is allowed 30 ft.
        Not to exceed 50 feet.

        Size must conform to city requirements.

C.      Style, Colors and Materials

        Helvetica medium, all upper case.

        All electrical wiring to be insulated or run in greenfield.

D.      Placement and installation

        Sign shall be centered on upper facia of building as shown on attachment.

        Transformers to be behind facia.

        Final electrical hook-up to be performed by licensed electrician approved by landlord.

E.      Number of Signs and Logos

        If lease space fronts on more than one side, another sign may be allowed on other wall, and size of sign will be determined by that wall on which it is mounted. Generally speaking, one sign will be allowed.

        Logos subject to landlord and architects' approval.

        Important

        Sign drawings must be submitted for landlord and architects' written approval before fabrication.

        Purpose

        Our purpose is providing the tenants with these requirements is to create a good business image and give the impression of quality and professionalism.

                                  EXHIBIT "E"


None

                                  EXHIBIT "F"


None

                                  EXHIBIT "G"

                                LEASE PROVISION
                                     PAGE 1

A. COMPLIANCE WITH ENVIRONMENTAL LAWS:

   1. Except as provided in Subsection A (2) below, Tenant covenants and agrees to not-use, or not permit any subtenant, licensee, concessionaire, employee, agent or invitee to use, any portion of the Premises or the Project for the use, placement, storage, transporting, manufacture, disposal or handling of any Hazardous or Toxic Materials, as defined by Environmental Laws. The term "Environmental Laws" shall refer to all federal, state and local laws, regulations, and ordinances that relate to the use, discharge, generation, removal, disposal, storage or transportation of substance deemed hazardous to the environment. In the event Tenant discovers any Hazardous or Toxic Materials on the Premises, Tenant shall immediately notify Landlord of such fact. Tenant shall disclose to Landlord in writing the release of any Hazardous or Toxic Materials on the Premises or any portion of the Project; such disclosure shall be in writing and shall be made with in twenty-four (24) hours of said release. Tenant shall not attempt any removal, abatement or remediation of any Hazardous or Toxic Materials in the Premises, without first obtaining the prior written consent of Landlord, which consent may be specifically conditioned on Landlord's right to approve the scope, timing and techniques of any such work and the appointment of all contractors, engineers, inspectors and consultants in connection with any such work. Tenant covenants that any remediation shall be in compliance with Environmental Laws.

   2. Tenant covenants to give Landlord written notice prior to Tenant's introduction, use, transportation, storage, disposal or discharge of any Hazardous or Toxic Materials in, on, to, under or around the Premises or Project. To the extent permitted by Environmental Laws or other applicable laws, and provided that the requisite permits have been first obtained, Tenant may use and dispose of the following solvents on the Premises as described below, without giving Landlord further notice of such use and disposal:

   Solvent                       Volume Used       Disposal
   -------                       -----------       --------
   1.  METHANAL                    14.4L/Mo        Evap/Sink
   2.  ETHANOL                     2.0L/Mo         Evap/Sink
   3.  N-BUTYL CHLORIDE            6L/Mo           Evap/Sink
   4.  METHYLENE CHLORIDE          4L/Mo           Evap/Sink
   5.  CHLOROFORM                  3.2L/Mo         Evap/Sink
   6.  HEXANE                      1.5L/Mo         Evap/Sink
   7.  ETHYL ACETATE               0.3L/Mo         Evap/Sink
   8.  ACETONE                     0.1L/Mo         Evap/Sink
   9.  ISOPROPANOL                 0.1L/Mo         Evap/Sink
   10. DERIVATIZING REAGENTS       0.04L/Mo        Evap/Sink

   3. Tenant shall indemnify and defend Landlord, its shareholders, directors, officers, employees and agents, and hold them harmless, from and against any liability, loss, cost, or expense (including remediation costs, reasonable attorneys' fees and expenses and court costs) arising out of
      (i) the use, placement, storage, manufacture, disposal, discharge, handling, removal,

                               Cont'd Exhibit "G"
                                     Page 2


                transportation or abatement of any Hazardous or Toxic Materials by or for Tenant or Tenant's subtenants, licensees or concessionaires, or any of their respective employees, agents or invitees and/or (ii) arising out of any breach by Tenant of its obligations under this Exhibit "G" of the Lease. This provision shall survive termination of the lease.

B.      MEDICAL WASTE

        In the event Tenant generates any medical waste (as may be defined by any governmental entity), then Tenant shall be responsible for its proper disposal (including compliance with any governmental laws, rules and regulations governing same) at Tenant's sole cost and expense. Tenant covenants to indemnify and defend Landlord, its shareholders, directors, officers, employees and agents and hold them harmless, from any liability, loss, cost or expense (including attorney fees, expenses and court costs) arising from Tenant's branch of this Section B. This provision shall survive termination of the Lease.

                                  EXHIBIT "H"


Alterations and Improvements: Title to the following furniture fixtures and equipment shall not revert to Landlord at termination of the Lease, but shall remain in Tenant;

        1) Casements, cabinets and other furniture provided by or constructed at Tenant's expense;

        2)      Fume hoods and flammable storage lockers installed by Tenant;

        3)      Walk-in refrigerator/freezer units installed by Tenant;

        4) Computer systems and movable instrumentation utilized by Tenant in the performance of its business

        5) Movable furniture and fixtures not permanently affixed to the building

        6)      Electronic door and security system

Upon termination of this Lease, Tenant will remove the above items in a good workmanlike manner so as not to damage the premises or the primary structure or structural qualities of the building, the plumbing, electrical lines or other utilities, and repair any damages caused by any such removal.




                                                          [INITIAL HERE SYMBOL]

                              ASSIGNMENT OF LEASE

                                NAMES OF PARTIES

        THIS ASSIGNMENT OF LEASE ("Assignment") is made between Harris Methodist Fort Worth, a Texas non-profit corporation, called Assignor in this Assignment, and Pharmchem Laboratories, Inc., a California corporation, called the Assignee in this Assignment.


                                    RECITALS

        WHEREAS an Office/Showroom/Warehouse Lease Agreement ("Lease") was executed on October 24, 1991 to 1996, between AEtna Life Insurance Company, as the Lessor, and the Assignor, as Lessee, by the terms of which 9,000 square feet in the Riverbend Buildings 21-31 and 38 (the "Property") was leased to the Assignor as Lessee for a term of sixty (60) months; and

        WHEREAS the Assignor now desires to assign the Lease, a true and correct copy of which is attached hereto as Exhibit "A" to the Assignee, and the Assignee desires to accept the assignment:

                                   ASSIGNMENT

        In consideration of the sum of Ten and No/100 Dollars ($10.00), receipt of which is acknowledged by this Assignment, and the agreement of the Assignor and the Assignee set forth below, the Assignor assigns to the Assignee and the Assignee's successors and assigns all right, title, and interest in and to the Lease. The Assignee accepts the assignment and, in addition, expressly assumes and agrees to perform and fulfill all the terms, covenants, conditions and obligations required by the Assignor as the Lessee under the Lease, including the making of all payments due to or payable on behalf of the Lessor when due and payable.

                                 HOLD HARMLESS

        Assignor shall indemnify, defend and hold harmless Assignee and its directors, officers, employees, agents and shareholders from any and all claims, liabilities, damages, deficiencies, costs and expenses, including reasonable attorneys', accountants' and expert witness' fees, costs and expenses of investigation and the cost of expenses of enforcing the indemnification (collectively, "Losses") arising out of or relating to the Lease, including, without limitation, any Loss occurring as a result of the release, emission, use, storage, manufacture, transport or discharge of hazardous materials on or about the Property, prior to the date of the closing of the Asset Purchase Agreement (as hereinafter defined).

        Assignee shall indemnify, defend and hold harmless Assignor and its directors, officers, employees, agents and shareholders from any and all Losses arising out of or relating to the Lease, including, without limitation, any Loss occurring as a result of the release, emission, use, storage, manufacture, transport or discharge of hazardous materials on or about the Property, after the date of the closing of the Asset Purchase Agreement.

        Assignor and Assignee acknowledge that the indemnification contained herein is not intended to limit the rights or liabilities of the parties set forth by the Asset Purchase Agreement executed by Assignor and Assignee on September 25, 1992.

                             BINDING ON SUCCESSORS

        This agreement shall be binding on and inure to the benefit of the parties to this Assignment, their successors and assigns.

        Executed to be effective as of the 25th day of September, 1992.

                                        ASSIGNOR:

                                        HARRIS METHODIST FORT WORTH


                                        By:
                                            -------------------------------


                                        Printed Name:
                                                      ---------------------

                                        Title:  Vice President
                                               ----------------------------

                                        1301 Pennsylvania Avenue
                                        Fort Worth, Texas 76104

                                        ASSIGNEE:

                                        PHARMCHEM LABORATORIES, INC.


                                        By: /s/ Keith W. Patten
                                            -------------------------------

                                        Printed Name: Keith W. Patten
                                                      ---------------------

                                        Title:  Vice President
                                               ----------------------------

                                        1505-A O'Brien Drive
                                        Menlo Park, California 94025

                               CONSENT OF LESSOR

        The undersigned is the Lessor in the Lease described in the foregoing Assignment. The undersigned consents to the assignment of the Lease to Pharmchem Laboratories, Inc., and expressly releases the Lessee from any further liability or obligation under the terms of the Lease subject to the following terms and conditions:

        (1) Assignment of the Lease by Assignor to Assignee with no modification of terms, except as provided in Item (4) below;

        (2) That Assignor is released from all of its liabilities and obligations under the Lease upon assumption of the Lease by Assignee, except that the 1992 year end reconciliation charges applicable over and above the expense stop specifically called out in Paragraph 4, Rental Escalation, of the Lease shall be due and owing by Assignor for the time period preceding the assumption of the Lease;

        (3) Waiver by Lessor of its right under Section 12(b) of the Lease to terminate the Lease and renegotiate new terms with Assignee; and

        (4) Lessor grants Assignee a "right of first refusal" for the immediately adjacent 6,000 square feet (Suites 7610 and 7612) under terms reasonably acceptable to Lessor and Assignee.

        Executed this 17th day of November, 1992.

                                        LESSOR:

                                        AETNA LIFE INSURANCE COMPANY

                                        By:  /s/ Janice Y. Elwell
                                        ---------------------------------------

                                        Printed Name:  Janice Y. Elwell
                                        ---------------------------------------

                                        Title:  Investment Officer
                                        ---------------------------------------

                                        14785 Preston Road, Suite 275
                                        Dallas, Texas 75240